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                        Wyrick Robbins Yates & Ponton LLP

                                   The Summit
                        4101 Lake Boone Trail, Suite 300
                       Raleigh, North Carolina 27607-7506

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                                 Mailing Address
                            Post Office Drawer 17803
                          Raleigh, North Carolina 27619

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                                 (919) 781-4000


                                             April 3, 1998

First Investors Management Company, Inc
95 Wall Street
New York, New York  10005-4297



          Re:  First Investors Multi-State Insured Tax Free Fund

Gentlemen:

     We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus.

                                      Very truly yours,



                                      By: /s/Wyrick, Robbins Yates & Ponton LLP